SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2010

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421

(Address of Principal Executive Offices)    (Zip Code)

Registrant’s telephone number, including area code:  (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The registrant, Cubist Pharmaceuticals, Inc. (“Cubist”), held its Annual Meeting of Stockholders on June 10, 2010 (the “Annual Meeting”).  At the Annual Meeting, Cubist’s stockholders approved Cubist’s 2010 Equity Incentive Plan (the “EIP”). A brief description of the terms and conditions of the EIP is set forth in Cubist’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2010 (the “Proxy Statement”) under the heading “Proposal No. 2 — Approval of Our 2010 Equity Incentive Plan,” and is incorporated herein by reference.  Such description is qualified in its entirety by reference to the actual terms of the EIP, which was attached as Appendix A to the Proxy Statement.

At the Annual Meeting, Cubist’s stockholders also approved Cubist’s Performance-Based Management Incentive Plan (the “MIP”). A brief description of the terms and conditions of the MIP is set forth in Cubist’s Proxy Statement under the heading “Proposal No. 3 — Approval of Our Performance-Based Management Incentive Plan,” and is incorporated herein by reference.  Such description is qualified in its entirety by reference to the actual terms of the MIP, which was attached as Appendix B to the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Cubist’s stockholders elected Michael Bonney, Mark Corrigan, and Sylvie Grégoire as Class II directors to serve on Cubist’s Board of Directors until Cubist’s 2013 Annual Meeting of Stockholders. The results of the stockholders’ votes with respect to the election of such directors were as follows:

	For	Withheld	Broker Non-Votes
Michael Bonney	45,956,958	411,607	5,813,362
Mark Corrigan	44,294,987	2,073,578	5,813,362
Sylvie Grégoire	44,772,823	1,595,742	5,813,362

In addition, at the Annual Meeting, Cubist’s stockholders voted upon the following proposals:  (1) to approve the EIP, (2) to approve the MIP, and (3) to ratify the selection of PricewaterhouseCoopers LLP as Cubist’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The results of the stockholders’ votes with respect to these three proposals were as follows:

				Broker
	For	Against	Abstain	Non-Votes
Approval of the EIP	40,426,643	5,914,961	26,961	5,813,362
Approval of the MIP	45,029,514	1,309,990	29,061	5,813,362
Ratification of our Independent Registered Public Accounting Firm	50,811,624	1,346,692	23,611	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

By:	/s/ Tamara L. Joseph
Tamara L. Joseph
Senior Vice President, General Counsel and Secretary

Dated:  June 14, 2010